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                                                                EXHIBIT 10(b)(1)

                                AMENDMENT NO. 1

                         ICF KAISER INTERNATIONAL, INC.

                         EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, the ICF Kaiser International, Inc. Employee Stock Ownership Plan (the "Plan") was established effective March 1, 1987 and most recently amended and restated effective January 1, 1996, and is duly maintained by ICF Kaiser International, Inc. (the "Company"); and

     WHEREAS, pursuant to Section 10.2 of the Plan, the Board of Directors has the right to amend the Plan;

     NOW THEREFORE, BE IT RESOLVED that the following provision be, and hereby is, adopted, effective January 1, 1998:

     1. Sections 8.3(a) and 11.3(b) of the Plan are amended by substituting the term "$5,000" for the term "$3,500" where it occurs therein.

     FURTHER RESOLVED that any steps taken by officers or directors of the Company to effectuate the foregoing resolutions prior to their formal adoption are hereby accepted, confirmed and ratified by the Company.